EXECUTION VERSION US-DOCS\144909781.3 AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT This AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of September 19, 2023, by and among the several purchasers from time to time party to the Note Purchase Agreement (as hereinafter defined) party hereto (collectively, the “Subordinated Lender”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent for the Subordinated Lender (the “Subordinated Collateral Agent”), and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent for the financial institutions or other entities from time to time parties to the Senior Loan Agreement (as hereinafter defined) (acting in such capacity, “Agent”), and as a Lender, or such then present holder or holders of the Senior Loan (as hereinafter defined) as may from time to time exist (the “Lenders,” and collectively with the Agent, the “Senior Lenders”). RECITALS A. Issuer, Bird Rides, Inc. (“Borrower”), Agent, the Senior Lenders and the other Persons party thereto have entered into that certain Amended and Restated Loan Agreement dated as of September 19, 2023 (as the same may be amended, supplemented or otherwise modified from time to time, the “Senior Loan Agreement”) pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Loan Agreement, to make certain loans and financial accommodations to Borrower and the other Credit Parties (as hereinafter defined). All of Borrower’s obligations to Senior Lenders under the Senior Loan Agreement and the other Senior Loan Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired personal property of Borrower and the other Credit parties (all collateral, real and personal, now or hereafter encumbered by a lien arising under any Senior Loan Document is herein referred to collectively as the “Collateral”). Borrower and any other Credit Party (as defined in the Senior Loan Agreement) may each be referred to herein as a “Credit Party” and collectively as “Credit Parties”. All other capitalized terms used but not defined herein shall have the meanings set forth in the Senior Loan Agreement. B. Issuer, Subordinated Lender and Subordinated Collateral Agent have entered into a note purchase agreement dated as of December 30, 2022, as amended by a first amendment to note purchase agreement dated as of March 17, 2023 and a second amendment to note purchase agreement dated as of September 19, 2023 (as further amended, restated, supplemented and otherwise modified from time to time, the “Note Purchase Agreement”) among Issuer, as issuer, the Subordinated Lender, as purchasers, and the Subordinated Collateral Agent, as collateral agent, pursuant to which Issuer has issued to Purchasers secured convertible notes which are convertible into Class A common stock, par value $0.0001 per share (“Common Stock”) or upon a Common Stock Change Event (as defined in the Note Purchase Agreement) as a result of which, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash, or other property, or any combination of the foregoing (“Reference Property”). C. The Subordinated Lender, the Subordinated Collateral Agent and Agent previously entered into that certain Subordination and Intercreditor Agreement dated as of December 30, 2022 as amended by supplement and amendment No. 1 to subordination and intercreditor agreement, dated as of March 17, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Intercreditor Agreement”) and such Persons desire to amend and restate the Existing Intercreditor Agreement such that its terms are superseded and it is replaced by this Agreement. Certain identified information in this document has been excluded because it is both (i) not material and (ii) information that the Company customarily treats as private and confidential, and has been marked with "[**]" to indicate where omissions have been made.____________________________________________________________________________

-2- D. This Agreement is entered into in order to set forth the relative rights and priorities of Senior Lenders and Subordinated Lender under the Senior Loan Documents and the Subordinated Debt Documents. AGREEMENT NOW, THEREFORE, in order to induce Senior Lenders to enter into the Senior Loan Agreement and to extend financial accommodations to the Borrower and the other Credit Parties set forth therein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby covenant and agree as follows: 1. Definitions. The following terms shall have the following meanings in this Agreement: “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder. “Canadian Equity Interests” means any present and after acquired equity interests issued by the Canadian Party and any proceeds thereof. “Canadian Equity Interests Collateral Release Event” means the delivery by the Parent or the Borrower to the Agent of a written notice and evidence reasonably satisfactory to the Agent that Parent shall have received no less than $9,600,000 of cash and Cash Equivalents from the proceeds from the issuance of its Equity Interests or Notes (other than Disqualified Equity Interests) on or before December 31, 2023. “Canadian Party” means Bird Canada Scooters Inc. and any of its respective successors. “Canadian Secured Property” means any present and after acquired property and assets of the Canadian Party and any proceeds thereof. “Conversion Property” means all Common Stock, Reference Property or other shares, units, securities or other equity interest into which the Subordinated Indebtedness may be converted pursuant the applicable Subordinated Debt Documents. “Distribution” means, with respect to any indebtedness, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person, or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person. “Enforcement Action” means (a) to take from or for the account of any debtor, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any debtor; (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any debtor (including any initiation of any Proceeding against any debtor) to (i) enforce payment of or to collect the whole or any part of any indebtedness, or (ii) commence judicial enforcement of any of the rights and remedies under any loan or security documents or applicable law, including, without limitation, any judicial proceedings to obtain possession of any premises leased by any debtor; (c) to accelerate the indebtedness; (d) to sell, license, lease, or otherwise dispose of (or solicit bid from any other Person to sell, license, lease or otherwise dispose of) all or any portion of any collateral, any other assets of any debtor, or any other collateral whatsoever, by private or public sale, other disposition or any other means permissible under applicable law; (e) to exercise any put option or to cause any debtor to honor any

-3- redemption or mandatory prepayment obligation under any loan or security document (except for a Subordinated Debt Conversion); (f) to notify account debtors or directly collect accounts receivable or other payment rights of any debtor; (g) to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling any collateral, any other assets of any debtor, or any other collateral whatsoever, (h) to exercise any other right relating to any collateral or to exercise any self-help remedies including rights as a landlord under a lease); or (i) take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code or personal property security act (or similar legislation) of any province or territory of Canada, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any debtor. “Issuer” means Bird Global, Inc. “Paid in Full” or “Payment in Full” means, with respect to the Senior Debt, the full and indefeasible payment in cash and satisfaction in full of all of the obligations under the Senior Loan Documents (including the Borrower Obligations (as defined in the Senior Loan Agreement)) (other than contingent or inchoate indemnification obligations for which no claim has yet been made), and the termination of all obligations of Agent and Senior Lenders under the Senior Loan Documents (including, without limitation, any commitment to lend), and the termination of the Senior Loan Documents. “Permitted Enforcement Actions” means: (a) if a Proceeding has been commenced by or against any Credit Party, file a proof of claim with respect to such Credit Party; (b) take any action (not adverse to the priority status of the liens securing the Senior Debt) in order to prevent the running of any applicable statute of limitation or similar restriction on claims or to assert a compulsory cross-claim or counterclaim against any Person; (c) before or after the commencement of a Proceeding, file any necessary responsive or defensive pleading (i) in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person objecting to or otherwise seeking the disallowance of the Subordinated Indebtedness, or (ii) asserting rights available to unsecured creditors of the applicable Credit Party or guarantor of the Subordinated Indebtedness, in each case so long as such pleading is in accordance with and not in contravention of the terms of this Agreement; (d) during a Proceeding, vote on any plan of reorganization, scheme or arrangement, or liquidation (or similar arrangement affecting creditors' rights generally) and make any filings and motions therein that are, in each case, not in contravention of the provisions of this Agreement, with respect to the Subordinated Indebtedness and the Collateral; (e) join (but not exercise any control with respect to) any judicial foreclosure or sale proceeding initiated by the Agent to the extent that any such action does not restrain, hinder, limit, delay for any material period or otherwise interfere with an enforcement action by the Agent (it being understood that the Subordinated Lenders shall not be entitled to receive any proceeds from the Collateral unless otherwise expressly permitted herein); (f) inspect, appraise or value the Collateral or to receive information or reports concerning the Collateral, in each case pursuant to the terms of the Subordinated Debt Documents, as applicable, or applicable law;

-4- (g) bid for Collateral at any public or private sale thereof; provided that (i) the Subordinated Lender does not challenge the bid of the Agent or any Senior Lenders (other than by the submission of a competing bid) and (ii) each Senior Lender may offset or credit bid its Senior Debt against the purchase price for the Collateral (subject to the respective priorities thereof); provided further that any credit bid pursuant to Section 363(k) of the Bankruptcy Code or other applicable law provides full payment of all of the Senior Debt for the full amount of all Senior Debt then outstanding at par (comprising principal, interest, attorneys’ fees and expenses) in cash on the date of such sale (a “Subordinate Bid”); and (h) solely following the occurrence of a Canadian Equity Interests Collateral Release Event (if such event occurs), any Enforcement Action solely with respect to the Canadian Party, including any guarantee provided thereby in favor of the Subordinated Lenders or any Enforcement Action in relation to Canadian Equity Interests or Canadian Secured Property. “Permitted Subordinated Debt Payments” means payments in the amount of (i) regularly scheduled payments of interest under the Subordinated Debt and (ii) after December 31, 2024, principal payments under the Subordinated Debt in an aggregate amount not to exceed $5,000,000. “Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity. “Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers, any sale, transfer or other disposition of assets pursuant to the Uniform Commercial Code or similar statutory authority or any other proceeding for the liquidation, dissolution or other winding up of a Person. “Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such Indebtedness, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, after the original agreement giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture, or other agreement. “Refinanced” and “Refinancing” have correlative meanings. “Senior Debt” means the Senior Loans and all other obligations, liabilities and indebtedness of every nature of any Credit Party from time to time owed to Senior Lenders under the Senior Loan Documents, whether now existing or hereafter created, including, without limitation, the principal amount of all debts, claims, reimbursement obligations, and indebtedness, accrued and unpaid interest and all fees, costs, indemnities and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code, together with (a) any amendments (including any increases to the amounts due thereunder), modifications, renewals, extensions or replacements thereof, and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. “Senior Loan Documents” means the Senior Loan Agreement, each promissory note or other instruments evidencing the Senior Loan or the obligation to pay the Senior Loan, any guaranty with respect to the Senior Loan, any security agreement or other collateral document securing the Senior Loan (including, without limitation, the Senior Loan Agreement), and all other documents, agreements and instruments now existing or hereafter entered into evidencing or pertaining to all or any portion of the

-5- Senior Loans, including any document, instrument or agreement entered in connection with a debtor in possession financing in which a Senior Lender or an affiliate thereof is a lender thereunder, in each case, as amended, restated, supplemented, refinanced, or otherwise modified from time to time. “Senior Loans” means (a) all loans, advances or other extensions of credit by Senior Lenders to or for the benefit of Borrower under the Senior Loan Agreement and (b) all other Borrower Obligations (as defined in the Senior Loan Agreement). “Share Purchase Agreement” means that certain share purchase agreement dated as of December 30, 2022, among 1393631 B.C. Unlimited Liability Company, as purchaser, Bird Global, Inc., Bird Canada Inc., and the sellers party thereto in respect of the purchaser and sale of shares of Bird Canada Inc. “Subordinated Debt Conversion” means any conversion of the Subordinated Indebtedness into Conversion Property pursuant to the terms and conditions of the Subordinated Debt Documents, but only so long as no cash is paid by the Credit Parties in connection with the consummation of such conversion (other than the payment of cash in lieu of fractional shares as set forth in the Subordinated Debt Documents). “Subordinated Debt Documents” means the Note Purchase Agreement, the Subordinated Notes, any promissory note, lease or other instrument evidencing the Subordinated Indebtedness or the obligation to pay the Subordinated Indebtedness, any guaranty with respect to the Subordinated Indebtedness, any security agreement or other collateral document securing the Subordinated Indebtedness, any agreements or documents related to or governing the rights of the holders of the Conversion Property issued in connection with any Subordinated Debt Conversion (provided that, in the event of a Subordinated Debt Conversion, any such agreements or documents related to the Conversion Property and not related to the Subordinated Indebtedness shall not be included in this definition of “Subordinated Debt Documents”) and all other documents, agreements and instruments now existing or hereafter entered into evidencing or pertaining to all or any portion of the Subordinated Indebtedness. “Subordinated Indebtedness” means all obligations, liabilities and indebtedness of every nature of any Credit Party from time to time owed to Subordinated Lender, whether now existing or hereafter created, including, without limitation, the principal amount of all debts, claims (including, without limitation any right of Subordinated Lender to a return of any capital contributed to any Credit Party) and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with any amendments, modifications, renewals or extensions thereof. “Subordinated Lender Lien” means the lien and security interest held by Subordinated Collateral Agent on behalf of Subordinated Lender in and to all or a portion of the Collateral. “Subordinated Notes” means each of those certain Secured Promissory Notes issued by the Issuer in favor of a Subordinated Lender (as amended, restated, supplemented and otherwise modified from time to time) and any other promissory notes or similar debt instruments issued in respect of the Subordinated Debt from time to time by any Credit Party to a Subordinated Lender. 2. Subordination. 2.1. Subordination of Subordinated Indebtedness to Senior Debt. Each Credit Party and the Issuer covenants and agrees, and each Subordinated Lender likewise covenants and agrees,

-6- notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Indebtedness shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Payment in Full of all Senior Debt. Each holder of the Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have permitted the incurrence of the Subordinated Indebtedness in reliance upon the provisions contained in this Agreement. Except as otherwise permitted under subsection 2.2 below, all of the Senior Debt shall first be Paid in Full before any Distribution (other than a Subordinated Debt Conversion or any proceeds of a Permitted Enforcement Action), whether in cash, securities or other property, shall be made to any Subordinated Lender on account of any Subordinated Indebtedness. 2.2. Subordinated Debt Payment Restrictions. Notwithstanding the provisions of subsection 2.1 hereinabove, Permitted Subordinated Debt Payments may be made by the Issuer or accepted by Subordinated Lenders, but only if, at the time of such payment, no Default or Event of Default exists under the Senior Loan Documents and no default thereunder will be created by reason of such payment. 2.3. Subordinated Indebtedness Standstill. Until the Senior Debt is Paid in Full, no Subordinated Lender shall, without the prior written consent of Agent, take any Enforcement Action against any Credit Party or any guarantor of the Subordinated Debt with respect to all or any portion of the Subordinated Debt, but shall be permitted to take any such Permitted Enforcement Action; provided that any such Enforcement Action shall be taken in a commercially reasonable manner. 2.4. Incorrect Payments. If any Distribution on account of the Subordinated Indebtedness not permitted to be made by any Credit Party is so made by a Credit Party and received by a Subordinated Lender, such Distribution shall not be commingled with any of the assets of such Subordinated Lender, shall be held in trust by such Subordinated Lender for the benefit of Senior Lenders, and shall be promptly paid over to Agent for the benefit of Senior Lenders for application in accordance with the Senior Loan Documents to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full. 2.5. Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release any Liens. (a) Each Subordinated Lender hereby acknowledges, agrees, represents and warrants that, except for the Subordinated Lender Lien, none of the Subordinated Indebtedness nor any portion thereof is, as of the date hereof or at any time in the future shall be, secured by any lien or security interest in any of the Collateral, the equity interests in any Credit Party that are included in the Collateral or any other asset of a Credit Party, or guaranteed by any Credit Party. Without limiting the foregoing, until the Senior Debt has been Paid in Full, all liens and security interests of Subordinated Lender in the Collateral (including any Subordinated Lender Lien) shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Senior Lenders in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests and regardless of any failure, whether intervening or continuing, of Senior Lenders’ liens and security interests to be perfected; provided, however, that each of the parties hereto acknowledges and agrees that, except for the Subordinated Lender Lien, the existence of any lien or security interest of any Subordinated Lender on the Collateral would constitute an automatic and immediate Event of Default under the Senior Loan Agreement and a breach of this Agreement. (b) Each Subordinated Lender agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Loan Documents, or the liens and security interests of Senior Lenders in the Collateral securing the Senior Debt.

-7- (c) Each Senior Lender agrees that it will not at any time contest the validity, perfection, or enforceability of the Subordinated Indebtedness, the Subordinated Debt Documents, or the liens and security interests of Subordinated Lenders in the Collateral securing the Subordinated Indebtedness so long as the existence of such liens and security interests in favor of the Subordinated Lenders are not prohibited by the terms of this Agreement or the Senior Loan Documents. 2.6. Agent to be First of Record. Until such time that Senior Lenders have been Paid in Full, Agent shall have a first priority perfected security interest in the Collateral, as evidenced by the order of recorded UCC financing statements on record against Company. 2.7. Application of Proceeds from Sale or other Disposition of the Collateral; Agreement to Release Liens. (a) In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Senior Loan Documents or as otherwise consented to by Agent until such time as the Senior Debt is Paid in Full. (b) Without affecting the rights of Agent or Senior Lenders under this Agreement, Subordinated Lender agrees and consents that any Collateral securing the Subordinated Indebtedness, in whole or in part, may be exchanged, sold or surrendered by Agent for other Collateral as it may deem advisable, and that any balance or balances of funds with Agent at any time outstanding to the credit of Borrower may, from time to time, in whole or in part, be surrendered or released by Agent as it may deem advisable, subject, however, to the terms of the Senior Loan Documents and Subordinated Lender’s subordinated lien or security interest in the Collateral. In the event that Agent has determined to enforce its rights against any Collateral (including any sale, discounting or settlement by compromise of all or any portion of the Collateral), then upon Agent’s request but subject to the right of the Subordinated Lender to pursue a Subordinate Bid, Subordinated Lender shall promptly execute and/or deliver to Agent such termination statements and releases as Agent may reasonably request to effect the release of the liens and security interests of Subordinated Lender (including the Subordinated Lender Lien) in any such Collateral provided that such lien shall remain as against the proceeds of such Collateral. 2.8. Legends. Until the termination of this Agreement in accordance with Section 8 hereof, each Subordinated Lender and Subordinated Collateral Agent will cause to be clearly, conspicuously and prominently inserted on the face of the Note Purchase Agreement and each Subordinated Debt Document granting a security interest in the Collateral, a legend, in form acceptable to Agent, stating that such Subordinated Debt Document is subject to the terms of this Agreement. 2.9. Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving Borrower: (a) Any Distribution (other than in respect of a Subordinated Debt Conversion) by a Credit Party, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Notes shall be paid or delivered directly to Agent (to be held and/or applied by Senior Lenders in accordance with the terms of the Senior Loan Documents) until all of the Senior Debt is Paid in Full. Each Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions by a Credit Party to Agent. Each Subordinated Lender also irrevocably authorizes and empowers Agent, in the name of such Subordinated Lender, to demand, sue for, collect and receive any and all such Distributions (other than in respect of a Subordinated Debt Conversion) by a Credit Party.

-8- (b) If the Senior Lenders consent to the use of post-filing/post-petition cash receipts or “cash collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) (collectively, “Cash Collateral”), on which the Senior Lenders have a lien or to permit any Credit Party to obtain financing under Section 364 of the Bankruptcy Code or any similar bankruptcy law (such financing, a “DIP Financing”), then the Subordinated Lenders agree that they will consent to such Cash Collateral use and will not be entitled to raise (and will not raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection, and shall not otherwise in any manner be entitled to oppose or support any Person in opposing, such Cash Collateral use or such DIP Financing (including any claim that any Subordinated Lender is entitled to adequate protection on account of their interests in any Collateral as a condition thereto) and, to the extent the liens securing the Senior Debt are subordinated to, or pari passu with such DIP Financing, the Subordinated Lenders agree that they will not be entitled to raise (and will not raise or support any Person in raising) but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection, and shall not otherwise in any manner be entitled to oppose or support any Person in opposing, the subordination of their liens in the Collateral to the liens securing such DIP Financing (and all obligations related thereto) and all liens granted as adequate protection to the Senior Lenders and hereby agrees to such subordination. (c) The Subordinated Lenders agree that they shall not, directly or indirectly, provide, offer to provide, or support any DIP Financing without the consent of the Senior Lenders. (d) If, in connection with any Cash Collateral use or DIP Financing, any liens on the Collateral are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve out,” or fees owed to the United States Trustee (or any similar receiver, interim receiver, manager, monitor, trustee, custodian, liquidator, sequestrator or other similar official for any of the Grantors or any substantial part of their assets), then no Subordinated Lender shall be entitled to raise (and will not raise or support any Person in raising) but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection, and shall not otherwise in any manner be entitled to oppose or support any Person in opposing, the subordination of its liens on the Collateral to such interest or claim and hereby agrees to such subordination. (e) Each Subordinated Lender agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Indebtedness. The Subordinated Lenders (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of or support any Plan of Reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the consent of the Senior Lenders, unless such Plan of Reorganization will satisfy the Senior Debt in full and in cash on the effective date of such plan. Without limiting the generality of the foregoing, other than with the prior written consent of the Senior Lenders, no Subordinated Lender (whether in the capacity of a secured creditor or an unsecured creditor) shall vote in favor of any plan unless such plan (i) satisfies the Senior Debt in full and in cash on the effective date of such plan, or (ii) is proposed or supported by the Agent and the required majority of Senior Lenders. (f) The Senior Debt shall continue to be treated as the Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lenders and Subordinated Lenders even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of the Senior Debt or any representative of such holder.

-9- (g) This Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall be enforceable in any Insolvency Proceeding. (h) Until a Discharge of Senior Debt has occurred, the Subordinated Lenders agree, subject to their right to advance a Subordinate Bid, that they will be deemed to have irrevocably, absolutely and unconditionally consented, and will not object or oppose any motion to dispose of any Collateral free and clear of the liens or other claims in favor of the Subordinated Lenders under Section 363 of the Bankruptcy Code, or pursuant to the terms of any other applicable bankruptcy law or court order in any Insolvency Proceeding, if the Senior Lenders have consented to such disposition of such assets free and clear of their liens in accordance with such applicable bankruptcy law or the terms of such court order and no Subordinate Bid has been presented that would satisfy the full amount of the Senior Debt. 2.10. Purchase Right. (a) Without prejudice to the enforcement of the remedies by the Senior Lenders, the Subordinated Lender (or any of them) shall have the option to purchase (in the sole discretion of the Subordinated Lender) 100% of the sum of (i) all of the Senior Debt then outstanding at par (comprising principal, interest, attorneys’ fees and expenses), plus (ii) the total amount of loans and/or commitments provided by the Senior Lenders pursuant to any DIP Financing; provided that such option may only be exercised by the Subordinated Lenders at any time prior to or within ten (10) Business Days after the entry of a final order of the bankruptcy court approving the DIP Financing. (b) If the Subordinated Lenders exercise the purchase right set out in this Section 2.10, the Agent and Senior Lenders shall unconditionally and irrevocably waive the payment of any fees or other amounts payable to any of them under the terms of any fee letters or other similar agreement as of and from the date of the notice of exercise of the purchase option and shall not claim payment or reimbursement of any such waived amounts from the Credit Parties, the Issuer or any of its subsidiaries or the Subordinated Lenders. (c) The Senior Lenders shall from time to time promptly upon reasonable written request of the Subordinated Lenders, advise the Subordinated Lenders in writing of the amount of all of the Senior Debt then outstanding (comprising principal, interest, attorneys’ fees and expenses) and the total amount of loans and/or commitments provided by the Senior Lenders pursuant to any DIP Financing. (d) If the purchase right described in this Section 2.10 is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the written notice to the Senior Lenders pursuant to which such right is exercised. (e) Nothing in this Section shall affect or otherwise restrict any of the rights or remedies of the Agent or any of the Senior Lenders including, without limitation, any rights to commence, continue or prosecute any Enforcement Action related to, or accelerate, the Senior Debt, provided that the Agent and the Senior Lenders, to the extent they may do so without prejudice to the rights of the holders of the Senior Debt, shall suspend the prosecution of any Enforcement Action during the period following notice of the exercise of the option in this Section 2.10 by the Subordinated Lender. (f) The Senior Debt Purchase shall be consummated pursuant to documentation mutually acceptable to the parties and shall contain provisions customary in such documents. Concurrently with payment to an account or accounts designated by the Agent for the benefit of the Senior Lenders, by wire transfer of immediately available funds, of the Senior Debt Purchase Price, the Senior Lenders shall (i) deliver or cause to be delivered to the Subordinated Lender, all Senior Loan Documents, as amended and supplemented, then held by or on behalf of the Senior Lenders and (ii) executed in favor of the

-10- Subordinated Lender or its designee, assignment documentation, in form and substance reasonably acceptable to the Subordinated Lender and the Senior Lenders, to assign the Senior Debt, the Collateral and the rights of the Senior Lenders under the Senior Loan Documents (but without recourse and without representations or warranties of any kind by the Agent or any Senior Lender, except for customary representations as to authority, title, no conflict, the outstanding balance of the Senior Debt and as to the Senior Lenders not having released, assigned or encumbered any rights in the Collateral or the Senior Loan Documents). (g) Nothing in this Section shall affect or otherwise restrict any of the rights or remedies of the Agent or any of the Senior Lenders including, without limitation, any rights to commence, continue or prosecute any Enforcement Action related to, or accelerate, the Senior Debt, provided that the Agent and the Senior Lenders, to the extent they may do so without prejudice to the rights of the holders of the Senior Debt, shall suspend the prosecution of any Enforcement Action during the period following notice of the exercise of the option in this Section 2.10 by the Subordinated Lender. 3. Modifications. 3.1. Modifications to Senior Loan Documents. Senior Lenders may at any time and from time to time without the consent of or notice to Subordinated Lenders, without incurring liability to Subordinated Lenders and without impairing or releasing the obligations of Subordinated Lenders under this Agreement, change the manner or place of payment or extend the time of payment of or renew or increase the Senior Debt or alter any of the terms of the Senior Debt, or otherwise amend, modify or supplement in any manner whatsoever any Senior Loan Document. The Senior Debt may be Refinanced at any time without the consent of or notice to the Subordinated Lenders. 3.2. Modifications to Subordinated Debt Documents. The Subordinated Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Subordinated Indebtedness may be Refinanced, in each case, without the consent of any Senior Lender; provided, however, that, until the Senior Debt has been Paid in Full, no such amendment, restatement, supplement, modification, waiver, or Refinancing (or successive amendments, restatements, supplements, modifications, waivers, or Refinancings) shall, without the prior written consent of Agent, (i) violate or directly conflict with the provisions of this Agreement, (ii) increase the interest rate payable in cash on the Subordinated Notes to an amount greater than 1.50% per annum above those set forth in the Subordinated Note Purchase Agreement as of the date hereof (excluding the accrual of interest at the default rate), (iii) shorten the maturity date of the Subordinated Indebtedness to a date that is less than 91 days after the stated maturity date of Senior Debt, (iv) impose any restriction on the ability of the Credit Parties to perform their respective obligations under the Senior Loan Documents, (v) impose any restrictions or covenants binding on the Credit Parties that are materially more restrictive (in the Borrower’s commercially reasonable judgement) than those applicable to such Credit Party in the Senior Loan Documents as of the date hereof, and (vi) adversely affect the perfection and validity of the liens granted pursuant to the Senior Loan Documents or the ability of the Agent to exercise its material rights and remedies thereunder (in the Borrower’s commercially reasonable judgement); provided, further, that the holders of the Subordinated Indebtedness resulting from any such Refinancing, or a duly authorized agent on their behalf, shall agree in writing to be bound by the terms of this Agreement. 4. Waiver of Certain Rights by Subordinated Lenders. 4.1. Marshaling. Each Subordinated Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Agent or Senior Lenders to marshal any Collateral for the benefit of such Subordinated Lender.

-11- 4.2. Rights Relating to Agent’s Actions with respect to the Collateral. Each Subordinated Lender hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Agent from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, each Subordinated Lender hereby agrees (a) that it has no right to direct or object to the manner in which Agent applies the proceeds of the Collateral resulting from the exercise by Agent of rights and remedies under the Senior Loan Documents to the Senior Debt, and (b) that Agent has not assumed any obligation to act as the agent for such Subordinated Lender with respect to the Collateral. 4.3. Rights Relating to Disclosures. Each Subordinated Lender hereby agrees that Senior Lenders have not assumed any obligation or duty to disclose information regarding any Credit Party or the Senior Debt to Subordinated Lenders, and Senior Lenders shall have no special or fiduciary relationship to Subordinated Lenders. Each Subordinated Lender hereby fully waives and releases Senior Lenders from any affirmative disclosures which may be required of Senior Lenders under applicable law. Notwithstanding the foregoing, the Senior Lenders and the Agent shall provide notice forthwith to the Subordinated Lender and the Subordinated Collateral Agent following commencement of any Enforcement Action by the Senior Lenders or the Agent. 5. Construction. The terms of this Agreement were negotiated among business persons sophisticated in the area of business finance, and accordingly, in construing the terms of this Agreement, no rule or law which would require that this instrument be construed against the party who drafted this instrument shall be given any force or effect. 6. Modification of this Agreement. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Agent, Subordinated Collateral Agent and Subordinated Lenders comprising the Required Purchasers under the Note Purchase Agreement (unless the consent of all of the Subordinated Lenders is required under the Note Purchase Agreement) to be bound thereby, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder. Any modification, waiver, or consent to this Agreement which increases the obligations or reduces the rights of, imposes additional duties on, or otherwise materially adversely affects (a) any Credit Party, in each case shall also require the prior written consent of the Credit Parties, (b) the Issuer, in each case shall also require the prior written consent of the Issuer or (c) the Canadian Party, in each case shall also require the prior written consent of the Canadian Party. 7. Further Assurances. Each Credit Party and each Subordinated Lender hereby agree to execute such documents and/or take such further action as the Senior Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when reasonably requested by the Senior Lenders. 8. Continuing Agreement. This Agreement is a continuing agreement and will remain in full force and effect until all of the obligations under the Senior Loan Documents have been Paid in Full and all of Subordinated Lender’s obligations to Senior Lenders have been fully performed and indefeasibly satisfied. This Agreement will continue to be effective or will be reinstated, as the case may be, if at any time payment of all or any part of the Senior Loan Documents or the obligations thereunder is rescinded or must otherwise be returned by Agent and/or Senior Lenders upon insolvency, bankruptcy, or reorganization of any Credit Party or otherwise, all as though such payment had not been made.

-12- 9. Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile and email communication) and faxed, emailed or delivered, to each party hereto, at its address set forth below or at such other address, facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto. If to Senior Lenders, to Agent at: With a copy to: With a copy to: [**] [**] [**]

-13- If to Borrower or any other Credit Party, at: with a copy (which shall not constitute notice) to: Attn: If to Subordinated Collateral Agent, at: If to Issuer, at: with a copy (which shall not constitute notice) to: Attn: If to Subordinated Lender, at: the address specified for such Subordinated Lender in Schedule 2.1 of the Note Purchase Agreement Notices and communications by facsimile or email shall be effective when sent receipt confirmed by electronic or other means (such as by the “return receipt requested” function, as available, return electronic mail or other acknowledgement), and notices and communications sent by other means shall be effective when received. 10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Lenders, Subordinated Lenders and the Credit Parties; provided, however, that no Subordinated Lender may assign this Agreement in whole or in part without the prior written consent of Agent. Senior Lenders may, from time to time, without notice to Subordinated Lenders, assign, pledge or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain the Senior Debt for purposes of this Agreement, and every [**] [**] [**] [**] [**]

-14- permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Loans, be entitled to rely upon the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. 11. No Waiver or Novation. No waiver shall be deemed to have been made by any party to this Agreement of any of its rights under this Agreement unless the same shall be in writing and duly signed by its duly authorized officers, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of any party to this Agreement in any other respect at any time. No executory agreement shall be effective to change, modify or to discharge, in whole or in part, this Agreement, unless such executory agreement is in writing and duly signed by the duly authorized officers of each party to this Agreement. 12. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT, SUBJECT TO SENIOR LENDERS’ ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT. 14. Miscellaneous. 14.1. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern. 14.2. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof. 14.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Execution of any such counterpart may be by means of (a) an electronic signature) that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The foregoing shall apply to any notice delivered hereunder, mutatis mutandis. 14.4. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the

-15- affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement. 14.5. Governing Law. This Agreement, including the rights and duties of the parties hereto, shall be governed by, and construed with, the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), but without regard to any other conflicts of law provisions thereof. 14.6. Relative Rights. This Agreement shall define the relative rights of Senior Lenders and Subordinated Lenders. Nothing in this Agreement shall (a) impair, as between the Credit Parties and Senior Lenders, the obligation of the Credit Parties with respect to the payment of the Senior Debt and the Subordinated Indebtedness in accordance with their respective terms, or (b) affect the relative rights of Senior Lenders or Subordinated Lenders with respect to any other creditors of the Credit Parties. 14.7. Relative Rights. Except as expressly set forth herein, none of the Agent and the Lenders shall have (i) any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Senior Loan Documents and the Subordinated Debt Documents, as the case may be, or (ii) any liability or responsibility for the action or omissions of any other party, or for any other party’s compliance with (or failure to comply with) the terms of this Agreement. The Agent shall not have individual liability to any person if it shall mistakenly pay over or distribute to any party any amounts in violation of the terms of this Agreement, so long as Agent is acting in good faith. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the Agent and the Subordinated Collateral Agent shall have and be protected by all of the rights, benefits, privileges, indemnities, immunities and other protections granted to it under the Senior Loan Documents or the Subordinated Debt Documents, as applicable. 14.8. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. 14.9 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of and bind each of the Agent, Senior Lenders and the Subordinated Lenders and the Subordinated Collateral Agent. In no event shall any Credit Party, the Issuer or the Canadian Party be a third party beneficiary of this Agreement; provided, that the Credit Parties, the Issuer and the Canadian Party shall be third party beneficiaries solely of the last sentence of Section 6, this sentence of Section 14.9 and, solely with respect to the Issuer, Section 14.11. 14.10 Capacity. Nothing in this Agreement shall bind any party in any capacity other than its capacity as Agent, Senior Lender, Subordinated Lender or Subordinated Collateral Agent under the Senior Loan Documents or the Subordinated Debt Documents, as applicable, or create rights or obligations of any Party in relation to any obligations owed by any Credit Party, the Issuer or the Canadian Party or, in each case, their Affiliates to a Party other than, in relation to the Agent and the Senior Lenders, the Senior Debt and, in relation to the Subordinated Lender or the Subordinated Collateral Agent, the Subordinated Indebtedness (for the avoidance of doubt, not in relation to any stock, securities or debt obligations of the Issuer). No agreement, consent, waiver or other liability or obligation of a Subordinated Lender shall bind such Person in its capacity as a seller under the Share Purchase Agreement and shall not restrict, limit or otherwise affect any right of a Subordinated Lender, in its capacity as seller, to enforce any of its rights under the Share Purchase Agreement.

-16- 14.11 Amendment and Restatement. This Agreement amends and restates, replaces and supersedes in its entirety the Existing Intercreditor Agreement; provided that, except as expressly modified herein, all of the terms and provisions of the Existing Intercreditor Agreement shall continue to apply for the period prior to the date hereof. The Credit parties acknowledging this Agreement, by such acknowledgment, consent to the amendment and restatement of the Existing Intercreditor Agreement and the terms of this Agreement. 14.12 Subordinated Collateral Agent Authorization. Each of the Subordinated Lenders party hereto, constituting all of the Subordinated Lenders, hereby authorizes and directs the Subordinated Collateral Agent to execute and deliver this Agreement. [SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Subordination and Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written. AGENT: MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent for Senior Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: /s/ Maurice Amsellen Name: Maurice Amsellen Title: Authorized Signatory [Signature Page to Amended and Restated Subordination and Intercreditor Agreement]

SUBORDINATED LENDER: ALATE I LLP, by its General Partner, ALATE I GP INC. By: /s/ Jeannette Wiltse Name: Jeannette Wiltse Title: CFO

SUBORDINATED LENDER: MKB PARTNERS FUND II, LIMITED PARTNERSHIP, by its general partner, MKB PARTNERS FUND II GP INC. By: /s/ Antonio Occhionero Name: Antonio Occhionero Title: Vice President MKB PARTNERS FUND II INTERNATIONAL, LIMITED PARTNERSHIP, by its general partner, MKB PARTNERS FUND II GP INC. By: /s/ Antonio Occhionero Name: Antonio Occhionero Title: Vice President

SUBORDINATED LENDER: RELAY VENTURES FUND III L.P., by its general partner, RELAY VENTURES FUND III GP INC. By: /s/ Kevin Talbot Name: Kevin Talbot Title: Managing Partner RELAY VENTURES PARALLEL FUND III L.P., by its general partner, RELAY VENTURES FUND III GP INC. By: /s/ Kevin Talbot Name: Kevin Talbot Title: Managing Partner RELAY VENTURES COMPASS LP, by its general partner, RELAY VENTURES COMPASS GP INC. By: /s/ Kevin Talbot Name: Kevin Talbot Title: Managing Partner

SUBORDINATED LENDER: OBELYSK TRANSPORT L.P., by its general partner, OBELYSK TRANSPORT GP INC. By: /s/ John Bitove Name: John Bitove Title: Chair

SUBORDINATED LENDER: MAPLE BEACH COMPASS LP, by its general partner, OBELYSK US CORP By: /s/ John Bitove Name: John Bitove Title: Chair

SUBORDINATED LENDER: HVLKV, LLC By: /s/ Kerry Vickar Name: Kerry Vickar Title: Manager

SUBORDINATED LENDER: /s/ Matthew Epp MATTHEW EPP

SUBORDINATED LENDER: BENNETT CHURCH HILL CAPITAL INC. By: /s/ Carl Bennett Name: Carl Bennett Title: Managing Director

SUBORDINATED LENDERS: GESTION HOLDROB INC. By: /s/ Benoit Robert Name: Benoit Robert Title: President

SUBORDINATED COLLATERAL AGENT: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION By: /s/ Brandon Bonfig Name: Brandon Bonfig Title: Vice President

-20- ACKNOWLEDGEMENT Each of the Credit Parties, the Issuer and the Canadian Party hereby acknowledges that it has received a copy of this Agreement and agrees to recognize all rights granted by this Agreement to the Senior Lenders, waives the provisions of Section 9-615(a) of the UCC in connection with the application of proceeds of Collateral in accordance with the provisions of this Agreement, and agrees that it will not do any act or perform any obligation which is not in accordance with this Agreement. Except to the extent set forth in Section 14.9 of this Agreement, each of the Credit Parties, the Issuer and the Canadian Party further acknowledges and agrees that it is not a party or an intended beneficiary or third party beneficiary under this Agreement, as amended, restated, supplemented, or otherwise modified hereafter and has no right to make any claim in relation to the terms of this Agreement or to enforce any of the provisions thereof. BIRD US OPCO, LLC By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD US HOLDCO, LLC By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES, INC. By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES INTERNATIONAL HOLDING, INC. By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer

-21- BIRD TREASURY HOLDCO, LLC By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer SCOOT RIDES, INC. By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES HOLDING (US), LLC By: /s/ Michael Washinushi Name: Michael Washinushi Title: Manager

-22- BIRD CANADA SCOOTERS INC. By: /s/ Michael Washinushi Name: Michael Washinushi Title: Chief Financial Officer ISSUER: BIRD GLOBAL, INC. By: /s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer